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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-8 (No. 2-91986) effective July 19, 1984 and the Prospectus constituting part of the Registration Statement of Form S-8 (No. 33-14508) effective June 11, 1987 of Excel Industries, Inc. of our report dated February 17, 1994 appearing on page 6 of this Form 8-K.

                                          PRICE WATERHOUSE

South Bend, Indiana
February 17, 1994